FINANCIAL EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2014
FINANCIAL EXPENSES, NET [Abstract]
Schedule Of Financial Expenses, Net
	Year ended December 31,
	2014	2013	2012

	US Dollars in thousands

Interest and exchange rate expenses on long-term loans	95	106	126
Expenses on short-term credit and bank charges	54	284	281
Effect of exchange rate differences on other expenses and net loss from derivative instruments	117	19	137
Other financing expenses (income), net	90	30	(1)

	356	439	543